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                                   LEASE AGREEMENT


    This Lease Agreement (the "LEASE") is made this 6th day of May, 1997, by and among BEACON PROPERTIES, LP., a Delaware limited partnership (the "LANDLORD"); and EN POINTE TECHNOLOGIES, INC, (the "TENANT").

                                 W I T N E S S E T H:

1.  PREMISES.
         Landlord does hereby rent and lease to Tenant the following described space in the office complex know as Perimeter Center (the "PARK") in the office building situated at 400 PERIMETER CENTER TERRACE, Atlanta, Georgia (the "BUILDING"): office space on the GARDEN Level, east wing, known as Suite 45 as shown on EXHIBIT A, attached hereto and incorporated herein (the "PREMISES"). For all purposes under this Lease, the Premises shall be deemed to include approximately 4.661 rentable square feet (including both Tenant's exclusive usable area and common areas attributable to Tenant's usable area).
2.  TERM.
         The term of this Lease shall be for a period commencing on the earlier to occur of (i) the day Tenant occupies the Premises for the purpose of conducting business therefrom, or (ii) the 1ST day of JULY, 1997, at 12:01 A.M. and expiring on the 30th day of JUNE, 2000, at 11:59 P.M., unless sooner terminated or extended as hereinafter provided (such term, being hereinafter referred to as the "TERM").
3.   COMPLETION OF IMPROVEMENT.        SEE SPECIAL STIPULATION #1
         Landlord agrees to proceed with due diligence to prepare the Premises for Tenant's occupancy in accordance with the terms of the Lease.
4.  POSSESSION.
         If this lease is executed before the Premises become ready for occupancy and Landlord cannot deliver possession of the Premises on or before commencement of the Term for any reason other than an omission, delay or default caused by Tenant, rent shall abate until Landlord can deliver possession, and Tenant hereby accepts such abatement in full settlement of any and all claims Tenant may have against Landlord arising from Landlord's inability to deliver possession at the commencement of the Term. Any occupancy by Tenant prior to the beginning of the Term, even if rent free, shall in all other respects be pursuant to the terms and provisions of this Lease. By occupying the Premises as tenant, Tenant shall be deemed to have accepted the same and acknowledged that the Premises are in the condition required hereunder.
5.  BASE MONTHLY RENTAL
         (e) Tenant shall pay in advance to Landlord at Landlord's address for rental payments set out in Paragraph 25 hereof, or at such other place as Landlord shall designate in writing, promptly, without demand, on the first day of each month during the Term a base monthly rental (the "BASE MONTHLY RENTAL"), which originally shall be NINE THOUSAND THREE HUNDRED TWENTY-TWO AND NO/100
              DOLLARS ($9,322.00), and which shall be adjusted from time to time as provided in Paragraph 6 hereof. If the Term commences on a day other than the first day of a month, or terminates on a day other than the last day of a month, the Base Monthly Rental for the first and last partial month shall be prorated based upon the actual number of days in such a month. The Base Monthly Rental shall be due and payable in all events, without any setoff or deduction whatsoever.
         (f) Simultaneously with the execution of this Lease, Tenant has paid to Landlord, and Landlord hereby acknowledges the receipt of NINE THOUSAND THREE HUNDRED TWENTY-TWO AND NO/100 DOLLARS (9,322.00) (the "INITIAL INSTALLMENT"). Such sum shall be applied by Landlord to the first installment(s) of Base Monthly Rental as they become due hereunder. In the event Tenant fails to take possession of the Premises in accordance with all of the terms hereof, the initial installment shall be retained by Landlord for application in reduction, but not in satisfaction, of damages suffered by Landlord as a result of such breach by Tenant.
1.  BASE MONTHLY RENTAL ADJUSTMENT.
         At the end of each and every Lease Year, as herein below defined, during the Term, the Base Monthly Rental, as increased by previous rental adjustments hereunder, shall be increased for the next succeeding Lease Year by an amount equal to the product of (a) the Base Monthly Rental, as increased by previous rental adjustments hereunder, at the end of the Lease Year immediately preceding the Lease Year for which the increase is being calculated, multiplied by (b) FIVE percent (5%). Each adjustment shall remain in effect until the next such annual adjustment is made.
    (c) Whenever the term "Additional Rent" appears as contained in this Lease, such reference shall apply to rental adjustments as called for in Paragraph 6 herein.
    "LEASE YEAR," as used herein, means a period of twelve (12) consecutive calendar months, or a portion thereof falling within the Term, with the first Lease Year commencing with the first day of the first calendar month beginning on or
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    after the commencement date of the Term and each subsequent Lease Year commencing on each anniversary during the Term of the commencement date of the first Lease Year. The period, if any, from the commencement date of the Term to the beginning of the first Lease Year shall be treated as if it were part of the first Lease Year under this Lease for all purposes.
7.  (INTENTIONALLY OMITTED)
8.  BROKERAGE DISCLOSURE.
         Tenant represents that COLLIERS/CAUBLE & COMPANY has acted as broker for Tenant in connection with this Lease, and shall be paid a commission by Landlord pursuant to the terms of a separate agreement. Tenant warrants that there are no other claims for brokers' commissions or finders' fees in connection with its execution of this Lease. Tenant hereby indemnifies and holds Landlord and Landlord's agent harmless from and against any and all loss, cost, damage or expense, incurred by Landlord or Landlord's agent as a result of or in conjunction with a claim of any real estate agent or broker, if made by, through or under Tenant.
9.  USE.
         The Premises shall be used for business office and related ancillary purposes and for no other purposes. The Premises shall not be used for any illegal purposes, nor in violation of any regulation of any governmental body, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or the Building. Tenant shall, at its own expense, promptly comply with any and all municipal, county, state and federal statutes, regulations and/or requirements applicable or in any way relating to the use and occupancy of the Premises.
10. TENANT'S ACCEPTANCE.
         Tenant acknowledges that it has bee afforded an opportunity to inspect the Premises and accepts the Premises "as is" and as suited for Tenant's intended use thereof, subject only to the provisions of Paragraph 3. Upon completion of the improvements contemplated by Paragraph 3, or occupancy of the Premises by Tenant, whichever first occurs, Tenant shall be deemed to have accepted any improvements made since the date hereof.
11. ASSIGNMENT AND SUBLETTING.
         (k) Tenant shall not voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, hypothecate or otherwise encumber this Lease or any interest herein and shall not sublet or permit the use by others of the Premises or any portion thereof without obtaining in each instance Landlord's prior written consent, which consent may not be unreasonably withheld or delayed. Landlord's consent to one assignment, sublease, transfer or hypothecation shall not be deemed as a consent to any other or further assignment, sublease, transfer or hypothecation. Any such assignment, sublease, transfer or hypothecation with Landlord's prior written consent shall be void and shall, at Landlord's option, constitute a default under this Lease. No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall release Tenant from any of its obligations hereunder or be deemed to constitute Landlord's consent to any assignment, sublease, transfer or hypothecation, and in any event, Tenant shall remain primarily liable on this Lease for the entire Term hereof and shall in no way be released from the full complete performance of all the terms, conditions, covenants and agreements contained herein.
         (l) If Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord prior written notice, which notice shall specify (i) the name and business of the proposed assignee or sublessee, (ii) the amount and location of the space affected, (iii) the proposed effective date and duration of the subletting or assignment, and (iv) the proposed rental or other consideration to be paid to Tenant by such sublessee or assignee. Landlord shall then have a period of fifteen (15) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will on that date be relieved of all further obligations to pay rent hereunder as to such space, or (2) to permit Tenant to assign or sublet such space, in which event if the proposed rental between Tenant and sublessee for the space affected is greater that the Base Monthly Rental as adjusted under this Lease applicable to the space affected, or if consideration other than rental is paid to Tenant by such assignee or sublessee with respect to the affected space, then fifty percent (50%) of such excess rental and other consideration shall be deemed additional rent owned by Tenant to Landlord under this Lease, and the amount of such excess shall be paid by Tenant to Landlord in the same manner that Tenant pays the Base Monthly Rental hereunder and in addition thereto, or (3) to withhold consent to Tenant's assigning or subleasing such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within said fifteen (15) day period, Landlord shall be deemed to have elected option (3) above.
              Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' fees and costs incurred in connection with the processing and documentation of any request made pursuant to this Paragraph. Notwithstanding the giving by Landlord of its

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              consent to any assignment or sublease with respect to the
              Premises, no such assignee or sublessee may exercise any expansion option, right of first refusal option, or renewal option under this Lease except in accordance with a separate written agreement entered into directly between such assignee or sublessee and Landlord, and, absent Landlord's written agreement to the contrary, all option rights of Tenant, and all lease rights of Tenant created pursuant to the exercise of any option rights, with respect to any space so assigned or subleased shall be extinguished.
1.  HOLDING OVER.
         If Tenant remains in possession after the expiration of the Term, or the termination of this Lease, it shall be a tenant at sufferance only and there shall be no renewal hereof by operation of law. In such event, such occupancy shall be at an amount equal to one hundred fifty percent (150%) of the Base Monthly Rental in effect immediately prior to the expiration or termination of this Lease and shall otherwise be subject to all of the covenants and provisions of this Lease (including, without limitation, Paragraph 7) insofar as the same are applicable to a month-to-month tenancy. Tenant shall be liable to Landlord for all damages incurred by Landlord as a result, in whole or in part, of Tenant's failure to deliver possession of the Premises to Landlord upon expiration or termination of the Term.
13. ALTERATIONS AND IMPROVEMENTS.
         (m) No alteration in, or addition to, the Premises will be made without first obtaining Landlord's prior written consent, which Landlord may grant or withhold for any reason or for no reason, and any such work consented to, although paid for by Tenant, will be done by Landlord.
         (n) If Tenant's actions, omissions or occupancy of the Premises shall cause the rate of fire or other insurance either on the Building or the Premises to be increased, Tenant shall pay, as additional rent, the amount of any such increase promptly upon demand by Landlord.
         (o) All erections, additions, fixtures and improvements, whether temporary or permanent in character (except only the movable office furniture of Tenant) made in or upon the Premises, shall be and remain Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, with no compensation to Tenant. Landlord reserves the right to require Tenant to remove any such improvements or additions at the termination hereof or within fifteen (15) days thereafter. Landlord may, at its election, repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, alterations, improvements and installations, and all costs for such repairs shall be at Tenant's expense.
1.  REPAIRS TO THE PREMISES.
         Landlord shall not be required to make any repairs or improvements to the Premises, except structural repairs necessary for safety and tenant ability. Tenant shall, at its own cost and expense, keep in good repair all portions of the Premises, including but not limited to windows, glass and plate glass, doors, any special store front, interior walls and finish work, floors and floor coverings, and supplemental or special heating and air conditioning systems, and shall take good care of the Premises and its fixtures and permit no waste, except normal wear and tear with due consideration for the purpose for which the Premises are leased. Tenant shall maintain and replace, at its cost and expense, all light bulbs and fixtures in the Premises that are not the Building's standard 2-foot by 4-foot fluorescent light fixtures and bulbs therefor. Any and all repairs required under this Paragraph, although paid for by Tenant, will be performed by Landlord.
15. ENTRY BY LANDLORD.
         Landlord or its agents may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants, to inspect the Premises to see that Tenant is complying with all of its obligations hereunder, and to make repairs, improvements, alterations or additions which Landlord shall deem necessary for the safety, preservation or improvement of the Building or to make repairs or modifications to any adjoining space. Landlord shall be allowed to take all material into and upon the Premises that may be required to make such repairs, improvements, alterations, alterations or additions for the benefit of Tenant without in any way being deemed or held guilty of an eviction of Tenant, and the Base Monthly Rental, Additional Rent and other charges hereunder shall in no wise abate while said repairs, improvements, alterations or additions are being made. All such repairs, improvements, alterations and additions shall be done during ordinary business hours, or, if any such work is at the request of Tenant shall pay for all overtime costs.
16. DEFAULT AND REMEDIES.
         (p) In addition to the circumstances hereinbefore set forth, the occurrence of any of the following shall constitute a material breach an default of this Lease by Tenant:
              (i) the filing of any voluntary petition or similar pleading under any section or sections of any bankruptcy or insolvency act by or against Tenant or the institution of any voluntary or involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) days from the date it is filed, or

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                   the making of an assignment for the benefit of its creditors by Tenant, or the appointment of a trustee or receiver for Tenant or for the major part of Tenant's property;
              (ii) Tenant's failure to pay the Base Monthly Rental, Additional
                   Rent or any other sum due hereunder, if such nonpayment continues for ten (10) or more days after the same is due and payable, or Tenant's default in the prompt and full performance of any other provision of this Lease and Tenant does not cure the default within thirty (30) days after written demand by Landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith upon Landlord's demand);
              (iii)the levy, execution or attachment against assets of Tenant located in the Premises; or
              (iv) Tenant's failure to take possession or occupancy of, or desertion or abandonment of, the Premises (or any substantial portion thereof), or the Premises (or any substantial portion thereof) otherwise becoming vacant.
         (a) In the event of any default as aforesaid by Tenant, Landlord, in addition to any and all other rights or remedies it may have at law or in equity, shall have the option of pursuing any one or more of the following remedies:
              (ii) Landlord shall have the immediate right of reentry and may remove all property from the Premises to a warehouse or elsewhere at the cost of, and for the account of Tenant, all without being deemed guilty of trespass or becoming liable for any loss, damage or damages which may be occasioned thereby;
              (iii)Landlord may terminate this Lease by giving notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the Term of this Lease, and all rights of Tenant under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice;
              (iv) Landlord may terminate this Lease as provided in
                   subparagraph 16(b)(ii) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the then present value (calculated at the rate of nine percent (9%) interest per annum) of the excess, if any, of (A) the Base Monthly
                   Rental, Additional Rent, and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, over (B) the aggregate reasonable rental value of the Premises (less reasonable brokerage commissions, attorneys' fees and other costs relating to the reletting of the Premises) for the same period, all of which excess sum shall be deemed immediately due and payable;
              (v) Landlord may, without terminating this Lease, declare immediately due and payable all Base Monthly Rental, Additional Rent, and other rents and amounts due and coming due under this Lease for the entire remaining Term hereof, together with all other amounts previously due, at once; provided, however, that such payment shall not be deemed a penalty or liquidated damages but shall merely constitute payment in advance of rent for the remainder of said Term; upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of said Premises during the Term of this Lease, provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this clause (iv) less all costs, expenses and attorneys' fees of Landlord incurred in connection with the reletting of the Premises; or
              (vi) Landlord may, from time to time without termination this
                   Lease, and without releasing Tenant in whole or in part from Tenant's obligation to pay Base Monthly Rental, Additional Rent and all other amounts due under this Lease and perform all of the covenants, conditions and agreements to be performed by Tenant as provided in this Lease, make such alterations and repairs, Landlord may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable; upon each reletting, all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees, and of costs of such alterations and repairs, third to the payment of the Base Monthly Rental, Additional Rent and other charges due and unpaid hereunder, and the residue, if any shall be held by Landlord and applied against payments of future Base Monthly Rental, Additional Rent or other charges as the same may become due and payable hereunder; in no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder,

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                   including Base Monthly Rental, Additional Rent and all other charges; if such rentals received from such reletting during any month are less than those to be paid during the month by Tenant hereunder, including Base Monthly Rental, Additional Rent and all other charges, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly; Tenant shall also pay Landlord as soon as ascertained and upon demand all costs and expenses incurred by Landlord in connection with such reletting and in making any alterations and repairs which are not covered by the rentals received from such reletting; notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.
         (c) Landlord's reentry, demand for possession, notice that the tenancy hereby created will be terminated on the date therein named, institution of an action of forcible detainer or ejectment or the entering of a judgment for possession in such action or any other act or acts resulting in the termination of Tenant's right to possession of the Premises shall not relieve Tenant from Tenant's obligation to pay all sums due hereunder, except as herein expressly provided. Landlord may collect and receive any Base Monthly Rental, Additional Rent or other charges due from Tenant, and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive, affect, change, modify or after the rights or remedies which Landlord has in equity or at law or by virtue of this Lease.
         (d) In the event Landlord commences any proceedings for nonpayment of Base Monthly Rental, Additional Rent or other sums due hereunder, Tenant will not interpose any counterclaim of whatever nature or description which is not directly related to the Lease in any such proceeding. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action or actions brought by Tenant. Tenant hereby expressly and voluntarily waives any right to jury trial with respect to any action brought under or with respect to this Lease, and Landlord and Tenant acknowledge and agree that any such action must be brought in a court located in DeKalb County, Georgia, and having jurisdiction therein.
         (e) All sums past due under this Lease shall bear interest at eighteen percent (18%) per annum, but in no event in excess of the maximum lawful rate, from due date until paid-in-full.
         (f) Except as expressly provided in this Lease, Tenant hereby waives any and every form of demand and notice prescribed by statute or other law, including without limitation the notice of any election of remedies made by Landlord under this Paragraph, demand for payment of any rent, or demand for possession.
         (g) All rights and remedies of Landlord created or otherwise existing at law are cumulative, and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to exercise any other.
         (h) Tenant shall and hereby agrees to pay all costs and expenses incurred by Landlord in enforcing any of the covenants and agreements of this Lease, or as a result of an action brought by Landlord against Tenant for an unlawful detainer of the Premises, and all such costs, expenses and attorneys' fees shall, if paid by Landlord, be paid by Tenant to Landlord within fifteen (15) days of Landlord's written demand therefor, together with interest at eighteen percent (18%) per annum, but in no event in excess of the maximum lawful rate, from the date of Landlord's payment thereof.
1.  LANDLORD'S SERVICES.
         (q) Landlord shall render services and supplies incidental to this Lease in accordance with and as described in this Paragraph 17, as follows:
              (i)  Landlord shall cause the Premises to be cleaned.
              (ii) Landlord shall furnish electric current for Building
                   standard tenant lighting and small business machinery only from electric circuits designated by Landlord for Tenant's use. Such circuits will be fed into one or more of the existing electrical panel(s) in the electrical closets located on the same Building floor as the Premises.
                   Tenant's usage of said panels on any given floor shall not exceed Tenant's pro rata share (based on rentable square footage) of the panels' capacity. Tenant will not use any electrical equipment which in Landlord's opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building.
                   Tenant will not, without Landlord's prior written consent in each instance, connect any items such as non-Building standard tenant lighting, vending equipment, printing or duplicating machines, computers (other than desktop word processors and personal computers), auxiliary air conditioners, and other computer-related equipment to the Building's electrical system, or make any alteration or addition to the system. If Tenant desires any such items, additional 208/120 volt electrical power beyond that supplied by Landlord as provided above, electric current in excess of 208/120 volts for purposes other than Building standard tenant lighting, or other special power requirements or circuits, then

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                   Tenant may request Landlord to provide such supplemental
                   power or circuits to the Premises, which request Landlord may grant or withhold in its reasonable discretion. If Landlord furnishes such power or circuits, Tenant shall pay Landlord, on demand, the cost of the design, installation and maintenance of the facilities required to provide such additional or special electric power or circuits and the cost of all electric current so provided at a rate not to exceed that which would be charged by Georgia Power Company, or its successor, if Tenant were a direct customer thereof. Landlord may require separate electrical metering of such supplemental electrical power or circuits to the Premises, and Tenant shall pay, on demand, the cost of the design, installation and maintenance of such metering facilities.
                   In no event shall Tenant have access to any electrical closets in the Building, it being agreed that any electrical engineering design or contract work shall be performed at Tenant's expense by Landlord or an electrical engineer and/or electrical contractor designated by Landlord. All invoices respecting the design, installation and maintenance of the facilities requested by Tenant shall be paid within thirty (30) days of Tenant's receipt thereof. Landlord's charge to Tenant for the cost of electric current so provided shall be paid within thirty (30) days of receipt of invoice by Tenant.
              (iii)Landlord shall furnish seasonable air conditioning and heating during normal business hours (8:00 A.M. to 6:00 P.M Monday through Friday and 8:00 A.M. until 1:00 P.M. Saturday), said heat or air conditioning not being furnished Sunday or holidays observed by Landlord. Should Tenant desire either heating or air conditioning at other times, Landlord agrees to provide same upon reasonable advance written request by Tenant, but at Tenant's expense at such hourly rates as may be determined from time to time by Landlord, which charge Tenant shall pay promptly upon being billed therefor. If Tenant installs equipment which in Landlord's opinion produces enough heat to cause comfort problems in the Building or any part thereof, or if Tenant desires a supplemental air conditioning system and Landlord has approved same, then Landlord may, at its option, either cause to be designed or permit Tenant to design a supplemental air conditioning system, subject to Landlord's approval, and Landlord shall install such system substantially in accordance with such design. If Tenant has requested such supplemental system, Tenant shall be responsible for determining that the design of such system is adequate for its needs. Tenant agrees to pay Landlord for such equipment, design, installation, metering and consumption of electricity for supplemental air conditioning and to maintain such equipment at Tenant's expense. If such supplemental air conditioning is installed at the request of either Tenant or Landlord in a manner that utilizes the Building condenser water loop, Tenant shall pay a one-time tap fee, payable within thirty (30) days of invoicing from Landlord, of THREE HUNDRED FIFTY AND NO/100 DOLLARS
                   ($350.00) per ton of cooling equipment installed. Tenant shall also pay for the necessary pump and piping to connect the supplemental air conditioning equipment to the Building condenser water risers. Regardless of whether such supplemental air conditioning is tapped into the Building condenser water loop, Tenant shall pay (in addition to the one-time tap fee, if applicable) each calendar quarter in advance, as additional rent, a usage charge based upon the tonnage of the cooling equipment installed. At the commencement of the Term, this usage charge shall be EIGHTY AND NO/100 Dollars ($80.00) per ton per year of cooling equipment. Such usage charge may be increased at any time and from time to time by the same percentage increase from the date of the last usage charge adjustment if any, in the officially authorized rate schedule of Georgia Power
                   Company, or its successors, applicable to the Building; provided, however, that in no event will such usage charge, as increased hereunder, ever be decreased pursuant to any adjustments hereunder, it being agreed that if such a decrease would result, then no adjustment would be made until the next adjustment hereunder. Each adjustment may be made effective as of the effective date of such Georgia
                   Power Company rate schedule adjustment and shall effect until the next adjustment is made hereunder.
         (a) Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this Paragraph, and particularly any interruption in services by any cause beyond the immediate control of Landlord, provided Landlord shall use reasonable diligence in the restoration of such services.
2.  DESTRUCTION OF PREMISES.
         Should the Premises be so damaged by fire or other cause that rebuilding or repairs cannot be completed within one hundred eighty (180) days from the date of the fire, or other cause of damage, then either Landlord or Tenant may terminate this Lease by written notice to the other given within thirty (30) days of the date of such damage or destruction, in which event rent shall be abated from the date of such damage or destruction. However, if the damage or destruction is such that rebuilding or repairs can be completed within one hundred eighty (180) days, Landlord covenants and agrees, subject to the provisions of this

Paragraph 18,to make such repairs with reasonable promptness and dispatch, and to allow Tenant and abatement in the rent for such time as the Premises are untenantable or proportionately for such portion of the Premises as shall be untenantable, and Tenant covenants and agrees that the terms of this Lease shall not be otherwise affected. Such repairs and restoration relating to Tenant's initial leasehold improvements or otherwise made by or for Tenant shall be made at Tenant's expense in accordance with plans and specifications approved by Landlord and Tenant. Repairs and restoration to base Building improvements required by this Lease to be furnished by Landlord at its expense (other than Tenant's initial leasehold improvements) shall be made at Landlord's expense.
In no event shall Landlord be required to repair or replace any trade fixtures, furniture, equipment or other property belonging to Tenant nor shall Landlord have any obligation to incur any cost to repair, reconstruct or restore the Premises or the Building in excess of insurance proceeds from the casualty necessitating such work that are made available to Landlord, under its sole control, for such work. Notwithstanding anything to the contrary contained in this Paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty contained under this Paragraph occurs during the last twelve (12) months of the Term of this Lease.
19. CONDEMNATION OF PREMISES.
         (s) If any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, Landlord shall have the right, at its option, to terminate this Lease effective as of the date possession is take by said authority (unless all of the Premises are so taken in which case this Lease shall terminate), and shall be entitled to any and all income, rent or award and any interest thereon whatsoever which may be paid or made in connection with such public or quasi-public use or purpose. Tenant hereby assigns to Landlord its entire interest in any and all such awards, and shall have no claim against Landlord for the value of any portion of the unexpired Term. If a part of the Premises shall be so taken or appropriated, and Landlord does not elect to terminate this Lease, the Base Monthly Rental thereafter to be paid shall be reduced by an amount bearing the same ratio to the total amount of Base Monthly Rental as the rentable area of the Premises so taken bears to the entire Premises.
         (t) If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the sole right, at its option, to terminate this Lease and shall be entitled to the entire award as above provided, and in such case Tenant shall likewise have no claim against Landlord for the value of any unexpired Term of this Lease.
         (u) Nothing hereinbefore contained shall be deemed to deny to Tenant its right to claim from the condemning authority compensation or damages for its trade fixtures and personal property, provided the condemning authority makes a separate award therefor.
1.  INSURANCE.
         Tenant shall carry "all risk" coverage insurance insuring Tenant's interest in the improvements and betterments to the Premises, including initial improvements installed by Landlord, and any and all furniture, equipment, supplies and other property owned, leased, held or possessed by it and contained therein, in an amount equal to the full replacement cost thereof, subject to deductible amounts reasonably satisfactory to Landlord, plus business interruption insurance respecting Tenant's operations from the Premises in an amount reasonably satisfactory Landlord. Tenant shall also procure and maintain throughout the Term a policy or policies of commercial general liability insurance, including contractual liability, insuring Tenant, Landlord and any other persons designated by Landlord, as additional insureds, against any and all liabilities for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Premises, or arising out of the condition, use or occupancy of the Premises, or in any way occasioned by or arising out of the activities of Tenant or its agents, employees or licensees in the Premises, or other portions of the Building, Building site and adjacent parking areas in amounts not less than $1,000,000 with respect to any one casualty of occurrence and $100,000 with respect to property damage, including fire legal liability. Landlord and Tenant shall each have included in all policies of insurance respectively obtained by them with respect to the Building. Building site and adjacent parking areas and/or the Premises a waiver by the insurer of all rights of subrogation against the other in connection with any loss or damage thereby insured against. So long as both Landlord's and Tenant's policies then in force include such mutual waiver of subrogation, Landlord and Tenant, to the fullest extent permitted by law, each waive all right of recovery against the other for, and agree to release the other from liability for, loss or damage to the extent such loss or damage is covered or could be covered by valid and collectible insurance in effect at the time of such loss or damage. If such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that chargeable without such waiver, the party seeking such waiver shall notify the other thereof in writing, and the latter shall have ten (10) days in which either (i) to procure on behalf of the notifying party insurance with such waiver from a company or companies reasonably satisfactory to the notifying party or (ii) to agree to pay such additional premium (in Tenant's case, in the proportion which the rentable square footage of the Premises bears to the total rentable square footage of the area covered by the insurance policy of Landlord). All insurance policies procured and maintained by Tenant pursuant to this Paragraph 20 shall be carried with companies licensed to do business in the State of Georgia with an A.M. Best rating of A-8 or better and shall be noncancellable except after thirty (30) days written notice to Landlord and any designees of Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the date that Tenant takes possession of the Premises, and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.
21. USUFRUCT ONLY.
         This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a asufruct, not subject to levy and sale.
22. WAIVER.
         The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any other term, covenant or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Base Monthly Rental, Additional Rent or other sums due hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing signed by Landlord.
23. ENTIRE AGREEMENT.
         This Lease sets forth all the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Premises, and there are no covenants, promises, agreements, conditions or undertakings other than as herein set forth. No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations described in Paragraph 34, shall be binding upon Landlord or Tenant unless reduced to writing and signed by authorized representatives of each of them.
24. LANDLORD'S CONSENT.
         In every instance herein in which Landlord is called upon to give its consent, such consent may be withheld for any reason or for no reason, subject to the provisions of paragraph 11(a) above, or if granted, may be subject to those conditions which Landlord deems appropriate. No such consent shall be binding upon Landlord unless made expressly in writing signed by Landlord.
25. NOTICES.
         (y) Every notice, demand or request hereunder shall be in writing, and shall be deemed to have been property given if delivered personally or by courier, with a signed receipt, or if deposited with the United States Postal Service (or any official successor thereto) designated certified mail, return receipt requested, bearing adequate postage and addressed as follows:

         If to Tenant:            EN POINTE TECHNOLOGIES, INC.
                                  400 Perimeter Center Terrace, Suite 45
                                  Atlanta, Georgia  30346

         *With copy to:           ENPOINTE TECHNOLOGIES, INC.
                                  100 South Sepulveda Boulevard, 19th Floor
                                  El Segundo, California  90245

                                  *Failure of Landlord to deliver copies to the El Segundo, California address under this Paragraph 25 shall not constitute a failure by Landlord to have property delivered notice under the terms of this Lease.

         If to Landlord:          BEACON PROPERTIES, L.P.
                                  c/o Beacon Properties Corporation
                                  50 Rowes Wharf
                                  Boston, Massachusetts 02110
                                  Attn: Chief Operating Officer
                                  With copy to: Senior Asset Manager

         Landlord's address
         for rental payments:     BEACON PROPERTIES, L.P.
                                  P.O. Box 102309
                                  Atlanta, Georgia  30368-2309


         The foregoing addresses may be changed by thirty (30) days prior written notice from time to time.
         (b) Tenant hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of or occupying the Premises at the time; and if no person is in charge or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Premises. A copy of all notices under this Lease shall also be sent to Tenant's last address of which notice was given to Landlord in accordance with this Paragraph 25, if different from the Premises.
2.  TRANSFER OF TENANTS.
         Landlord reserves the right, upon thirty (30) days written notice, to transfer and remove Tenant from the Premises to any other space of substantially equivalent size and area in the Park. Landlord shall bear the expense of said removal as well as the expense of any renovations of alterations necessary to make the new space conform in arrangement and layout with the original space covered by this Lease.
27. SUCCESSORS AND ASSIGNS: ATTORNMENT.
         The covenants, conditions and agreements herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease in its sole discretion. Should Landlord assign this Lease as provided for above, or should Landlord enter into a security deed or other mortgage affecting the Premises and should the holder of such deed or mortgage succeed to the interest of Landlord, Tenant shall be bound to said assignee or any such holder under all the terms, covenants and conditions of this Lease for the balance of the Term hereof remaining after such succession, and Tenant shall attorn to such succeeding party as its Landlord under this Lease promptly under any such succession. Tenant agrees that should any party so succeeding to the interest of Landlord require a separate agreement of attornment regarding the matters covered by this Lease, then Tenant shall enter into any such "attornment agreement," provided the same does not modify any of the provisions of this Lease and has no adverse effect upon Tenant's continued occupancy of the Premises.
28. TIME IS OF THE ESSENCE.
         Time is of the essence with respect to the performance of each of the covenants and agreements of this Lease; provided, however, that failure of Landlord to provide Tenant with any notification regarding adjustments in Base Monthly Rental, reimbursements for any Operating Expense Increase or Estimate Operating Expense Increase, or any other charges provided for hereunder, within the time periods prescribed in this Lease shall not relieve Tenant of its obligation to make such payments, which payments shall be made by Tenant at such time as notice is subsequently given.
29. CAPTIONS: GOVERNING LAW.
         The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease. The laws of the State of Georgia shall govern the validity, performance and enforcement of this Lease.
30. SEVERABILITY.
         Landlord and Tenant intend and believe that each provision in this Lease is in accordance with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Lease is ultimately determined by a court of law to be in violation of any local, state or federal ordinance, statute, law administrative or judicial decision, or public policy, and if such court shall declare such portion, provision or provisions of this Lease to be invalid, unlawful, void or unenforceable as written, then it is the intent both of Landlord and Tenant that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Lease shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, and that the rights, obligations and interests of Landlord and Tenant under the remainder of this Lease shall continue in full force and effect, unless the amount of Base Monthly Rental, Additional Rent or other charges payable hereunder is thereby decreased, in which event Landlord may terminate this Lease.
31. SUBORDINATION.
         At the option of Landlord, Tenant agrees that this Lease shall remain subject and subordinate to all present and future mortgages, deed to secure debt or other security instruments (the "Security Deeds") affecting the Building or the Premises, and Tenant shall promptly execute and deliver to Landlord such certificate or certificates in writing as Landlord may request, showing the subordination of the Lease to such Security Deeds, and in default of Tenant so doing, Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable. Tenant shall upon request from Landlord at any time and from time to time execute, acknowledge and deliver to Landlord a written statement certifying as follows: (i) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (ii) that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); (iii) the date to which any rents and other charges have been paid in advance, if any; and
(iv) such other matters as Landlord may reasonably request. Tent irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this Paragraph.
32. ATTORNEYS' FEES.
         Tenant agrees to pay all attorneys' fees and expenses the Landlord incurs in enforcing any of the obligations of Tenant under this Lease, or in any litigation or negotiation in which Landlord shall, without his fault, become involved though or on account of this Lease.
33. LIMITATION OF LIABILITY.
         Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Building, and neither Landlord nor any of the joint ventures of Landlord, nor any officer, director, partner or shareholder of Landlord or any of the joint venturers of Landlord, shall have any personal liability whatsoever with respect to this Lease.
34. RULES AND REGULATION.
         The rules and regulations (herein called the "Rules and Regulations") printed upon this instrument on the attached Exhibit B shall be and are hereby made a part of this Lease. Tenant, its employees and agents, will perform and abide by said Rules and Regulations, and any amendments or additions to said Rules and Regulations as may be made from time to time by Landlord.
35. PARKING.
         At all times during the Term of this Lease, Landlord shall provide Tenant's employees and visitors with unassigned parking at a ratio of 3 spaces or 1,000 rentable square feet of office space leased, to include any expansion space incorporated into the Premises after the commencement of the Term of this Lease.
36. HAZARDOUS MATERIALS.
         Tenant represents and warrants to Landlord that the Premises, or any portion thereof, will not be used for the handling or storage of any "Hazardous Materials" as such are generally defined with respect to current or future environmental regulations and/or laws. Without limiting any other rights that Landlord may have at law or in equity, Tenant hereby indemnifies Landlord and agrees to hold Landlord harmless from and against all liens, demands, suits, actions, proceedings, disbursements, liabilities, losses, litigation, damages, judgments, obligations, penalties, injuries, costs, expenses (including, without limitation, attorneys' and experts' fees) and claims of any and every kind whatsoever paid, incurred, suffered by, or asserted against Landlord and/or the Premises, Building and/or Building site for, with respect to, or as a direct or indirect result of the failure by Tenant to comply with this Paragraph.
37. SPECIAL STIPULATIONS.
         Insofar as the special stipulations, if any, set forth in the special stipulations attachment to this Lease conflict with any of the foregoing provisions, the special stipulations shall control. Such special stipulations are expressly incorporated herein by this reference.

    IN WITNESS WHEREOF, the parties hereto have herein set their hands and seals, the day and year set forth opposite their respective signatures below, effective as of the date first above written.

Signed, sealed and delivered by             LANDLORD:
Landlord this_________day of
_______________,________in                  BEACON PROPERTIES, L.P.
the presence of:                            a Delaware limited partnership

                                            By:  Beacon Properties Corporation,
                                                 General Partner




                                            By:
-----------------------------------            -------------------------------
Unofficial Witness                                    Douglas S. Mitchell,
                                                      Senior Vice President




-----------------------------------
Notary Public


My Commission Expires:
                     ------------------

(NOTARIAL SEAL)


Signed, sealed and delivered by             TENANT:
Tenant this_______day of
_______________,________in                  EN POINTE TECHNOLOGIES, INC.
the presence of:





                                            By:                      (SEAL)
-----------------------------------            ----------------------
Unofficial Witness                          Name:
                                                 -------------------------
                                            Title:
                                                  ------------------------



                                            Attest:                  (SEAL)
-----------------------------------                ------------------
Notary Public                               Name:
                                                 -------------------------
                                            Title:
                                                  ------------------------
My Commission Expires:
                     -------------